                                                                    Exhibit 10.1

                           INDEMNITY ESCROW AGREEMENT

                  INDEMNITY ESCROW AGREEMENT, dated as of October 31, 1997 (this "Escrow Agreement"), by and among Beckman Instruments, Inc., a Delaware corporation ("Buyer"), the Persons listed on Annex A hereto ("Sellers") and The First National Bank of Chicago, a national banking association, as escrow agent (the "Escrow Agent"). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in that certain Stock Purchase Agreement (the "Agreement"), dated as of August 29, 1997, by and among Buyer, Sellers and Coulter Corporation, a Delaware corporation (the "Company").


                               W I T N E S S E T H

                  WHEREAS the Agreement provides, among other things, for the purchase by Buyer from each of the Sellers of all outstanding shares of common stock of the Company owned by such Seller;

                  WHEREAS, pursuant to the Agreement, Sellers and Buyer have agreed to enter into this Escrow Agreement with the Escrow Agent for the purposes of securing certain of Buyer's rights under the Agreement;

                  WHEREAS, pursuant to the terms of the Agreement, Buyer is depositing $50,000,000 (the "Escrow Deposit" and together with all interest thereon not paid from the escrow pursuant hereto, the "Escrow Fund") with the Escrow Agent on the Closing Date, to be held in escrow pursuant to the terms and subject to the conditions set forth in this Escrow Agreement; and

                  NOW, THEREFORE, in consideration of the consummation of the transactions contemplated by the Agreement and the mutual covenants and agreements set forth herein and therein, each of the Sellers and Buyer agree as follows, and, in consideration of the mutual covenants set forth herein, the Escrow Agent agrees as follows:

                  1. The Escrow Fund.

                  Set forth opposite each Seller's name on Annex A is a dollar amount equal to such Seller's portion of the Escrow Deposit. Upon the execution of this Escrow Agreement, Buyer is delivering to the Escrow Agent $50,000,000, constituting, in the aggregate, the Escrow Deposit. The receipt of the Escrow Deposit will be acknowledged by the Escrow Agent in the form of a receipt. An additional amount may be deposited in the Escrow Fund by each of the Sellers in the proportions set forth on Annex A hereto to replenish any payment made from the Escrow Fund pursuant to the purchase price adjustment set forth in the Agreement. The Escrow Agent will acknowledge any such deposit in the form of a receipt, but shall have no duty to determine the sufficiency thereof.

                  2. Investments.

                  The Escrow Agent will hold the Escrow Fund. Each of the Sellers shall be responsible for all tax reporting with respect to the Escrow Fund and shall pay any and all tax liabilities arising with respect to the Escrow Deposit, if any, and income generated by the Escrow Fund pro rata in proportion to such Seller's percentage interest in the Total Purchase Price as set forth on Annex A. By execution and delivery hereof the Sellers hereby direct the Escrow Agent to invest the Escrow Deposit only in, or in money market or mutual funds invested exclusively in, securities or direct obligations of, or obligations the timely payment of the principal and interest on which is fully guaranteed by, the United States of America or its Agencies, and which have an ending maturity of 397 days or less. On April 30, 1998 and on each six-month anniversary of the date of this Escrow Agreement thereafter (each, an "Income Calculation Date"), the Escrow Agent will calculate the amount of distributable income (the "Distributable Income") included in the Escrow Fund as of such Income Calculation Date. On any applicable Income Calculation Date the Distributable Income shall be any positive sum calculated in accordance with the following formula:

                  Distributable Income = Aggregate Balance -- ($50,000,000 - Payout Amounts)

where:

                  "Aggregate Balance" means the aggregate value of the Escrow Fund as of the Income Calculation Date, with the value of any securities in the Escrow Fund being determined on a marked-to-market basis as of such Income Calculation Date.

                  "Payout Amounts" means the aggregate amount of any funds paid out of the Escrow Fund to, as applicable, (i) Buyer, pursuant to a Final Determination, and (ii) Seller pursuant to Section 3(a) hereof. The foregoing notwithstanding, no amount paid out of the Escrow Fund pursuant to the provisions of Section 2.5(b) of the Agreement shall be considered a "Payout Amount" for purposes of this definition or this Escrow Agreement.

If an Income Calculation Date is not a Business Day, the next following Business Day shall be deemed to be the Income Calculation Date. On the third Business Day following each Income Calculation Date, the Escrow Agent shall pay to each Seller pro rata in proportion to such Seller's percentage interest in the Total Purchase Price as set forth on Annex A, any Distributable Income.

                  3. Release of the Escrow Fund. The Escrow Agent will hold the Escrow Fund in its possession until authorized hereunder to distribute any specified portion thereof, as follows:

                  (a) On the second anniversary of the Closing Date, the Escrow Agent shall distribute to the Sellers in accordance with each such Seller's pro rata share of the

Total Purchase Price one-half (1/2) of the amount of the funds in the Escrow Fund, and on the third anniversary of the Closing Date, the Escrow Agent shall distribute to the Sellers in accordance with each such Seller's pro rata share of the Total Purchase Price the total amount remaining in the Escrow Fund, in each case less any amounts then reserved pursuant to clause (b) below with respect to any unresolved or disputed claims for Damages made by Buyer hereunder.

                  (b) Notwithstanding the provisions of Section 3(a) hereof, upon written notice from Buyer to the Escrow Agent and the Sellers that, pursuant to Section 10.2 of the Agreement, Buyer is asserting against Sellers a right of indemnity with respect to Damages (which notice shall state whether or not such Damages arise from the assertion of liability by a third party (a "Third Party Claim")) (each a "Claim for Damages"), the Escrow Agent shall reserve an amount of the Escrow Fund as shall be reasonably necessary (taking into account the potential amount of the likely exposure) to pay the Damages as so specified in the Claim for Damages (or, if such amount exceeds the remaining balance in the Escrow Fund, the entire balance of the Escrow Fund) and continue to hold such amount in escrow in accordance with paragraphs (c) and (d) below; provided, however, that, should the Buyer and the Sellers agree, as evidenced by written instructions to the Escrow Agent signed by each of them, that a specified amount be reserved in settlement of any contingent claim, the Escrow Agent shall reserve that specified amount in accordance with such instructions and such specified amount shall be deemed to be the "reasonably necessary" amount to be reserved. The Escrow Agent shall have no liability to either Buyer or Sellers for any shortfall resulting from an incorrect reservation of moneys in the Escrow Fund unless such shortfall is caused by the gross negligence or willful misconduct of the Escrow Agent with respect to such estimation. Buyer shall deliver any notice hereunder to the Sellers in accordance with Section 9 hereof and with the notice provisions in Section 11.9 of the Agreement.

                  (c) Upon delivery by Buyer of a Claim for Damages to the Escrow Agent and the Sellers in accordance with paragraph (b) above, the Sellers shall have thirty calendar days from the date such notice is deemed to be received hereunder to notify the Escrow Agent and Buyer that the Sellers dispute (i) whether the Agreement provides Buyer with a contractual right to indemnity for the claims asserted in such Claim for Damages and (ii) in the case of a claim other than a Third Party Claim, the amount of Damages set forth in such Claim for Damages. Notwithstanding the foregoing, any notice by the Sellers under clause (i) shall be deemed withdrawn if the Sellers deliver notice to Buyer of their intent to undertake, conduct or control the proceedings related to the Third Party Claim which is the subject of such Claim for Damages. The Escrow Agent shall keep reserved, and not distribute, that part of the Escrow Fund equal to the amount reserved pursuant to paragraph (b) above with respect to any Claims for Damages until such dispute has been resolved in accordance with Section 5 hereof or there has been a Final Determination, as applicable, and notice of such resolution or Final Determination, as the case may be, including the amount, if any, to be distributed or remain reserved in respect of such disputed Claim for Damages, has been delivered to the Escrow Agent.

                  (d) Upon notice to the Escrow Agent of a Final Determination setting forth the amount of the Damages, the Escrow Agent shall promptly distribute to Buyer from the Escrow Fund an amount, if any, equal to such Final Determination of Damages.

                  4. Final Determination. For the purpose of this Escrow Agreement, a "Final Determination" shall mean (a) in the case of Damages resulting from a Third Party Claim, a written compromise or settlement signed by the parties thereto, an arbitration award, or an order, decree, or judgment of a court of competent jurisdiction, or (b) in the case of Damages not resulting from a Third Party Claim, (i) if the Sellers have not delivered a notice of dispute of a Claim for Damages in accordance with Section 3(c) or does not dispute a portion of the Damages set forth therein, such Claim for Damages with respect to the Damages or portion thereof; provided that such Claim for Damages sets forth the

Damages with specificity, and if not, such later notice which sets forth the Damages with specificity, or (ii) if the Sellers have delivered a notice of dispute of a Claim for Damages in accordance with Section 3(c), a written compromise or settlement signed by the parties thereto, an arbitration award, or an order, decree, or judgment of a court of competent jurisdiction.

                  5. Settlement of Disputes. All disputes that may arise under this Escrow Agreement with respect to the delivery or ownership or right of possession of the Escrow Fund or any portion thereof, or the duties of the Escrow Agent hereunder, shall be settled either by mutual agreement of the parties concerned (evidenced by appropriate instruc tions in writing to the Escrow Agent, signed by all such parties) or by a binding arbitration, or by a final order, decree, or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired and no appeal having been taken, as evidenced by notice of the same delivered in good faith by either the Sellers or Buyer to the Escrow Agent). Such arbitration proceeding, if mutually agreed to by Buyer and the Sellers, shall be conducted before a panel of three arbitrators under the rules of the American Arbitration Association, all costs and expenses of which shall be paid one-half by Buyer and one-half by the Sellers. The Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, nor shall the Escrow Agent be required to determine any dispute arising between the Sellers and Buyer under this Escrow Agreement or take any other action regarding such dispute. Except as otherwise specifically provided for in this Escrow Agreement, the Escrow Agent may hold all docu ments and funds which are subject to such dispute and may wait for settlement of any such dispute by appropriate legal proceedings or other means as, in the Escrow Agent's discre tion, it deems necessary or appropriate (without liability to anyone), notwithstanding any provision to the contrary in this Escrow Agreement.

                  6. Concerning the Escrow Agent.

                  (a) The Escrow Agent shall be entitled to receive such fees as are reasonable and customary as compensation for its services hereunder, and shall be reimbursed for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in performance of its duties hereunder. Such fee and reimbursements shall be paid one-half by Buyer and one-half by the Sellers, as per the Fee Schedule (the "Fee Schedule") attached hereto as Annex B other than (i) those fees set forth in Section 3 of such Fee Schedule, which will be borne solely by Sellers, except in the case of fees for wire transfers made pursuant to Section 3 of this Escrow Agreement, which will be borne one-half by Buyer and one-half by Sellers, and (ii) the Acceptance Fee specified in the Fee Schedule, which shall be paid immediately by the Sellers following the deposit of funds pursuant to Section 1 of this Escrow Agreement.

                  (b) The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice of such resignation to Buyer and the Sellers specifying a date when such resignation shall take effect. Upon such notice, a successor Escrow Agent shall be appointed with the consent of Buyer and the Sellers, such successor Escrow Agent to become Escrow Agent hereunder upon the resignation date specified in such notice. If Buyer and the Sellers are unable to agree upon a successor Escrow Agent within 30 days after such notice, the Escrow Agent shall be entitled to apply to a court of competent jurisdiction for the appointment of a successor escrow agent, with any expenses to be shared equally by the Buyer on the one hand and the Sellers on the other hand. The Escrow Agent shall continue to serve until its successor accepts the terms of the escrow and receives the Escrow Fund. Buyer and the Sellers hereto shall have the right at any time upon their mutual consent to substitute a new Escrow Agent by giving notice thereof to the Escrow Agent then acting.

                  (c) With the exception of Section 2.3 and Article X of the Agreement and the related definitions, the Escrow Agent shall not be charged with knowledge of the Agreement.

A copy of the Agreement has been delivered to the Escrow Agent prior to the date hereof. The Escrow Agent undertakes to perform such duties as are specifically set forth herein and no implied duties shall be read into this Escrow Agreement against the Escrow Agent; and may conclusively rely, and shall be protected in acting or refraining from acting, on any written notice, instrument, or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so; provided, however, in accordance with Section 2.3 of the Agreement, any action taken or decision made by Sellers hereunder shall be evidenced in a writing signed by all of the Sellers. Buyer and the Sellers are the only authorized persons upon which the Escrow Agent may conclusively rely for all purposes under this Agreement; provided, however, each of the Buyer and the Sellers (in the case of the Sellers, by a writing signed by all of them) may notify the Escrow Agent and the other party in writing that other persons are authorized to act on behalf of Buyer or the Sellers, as the case may be. The Escrow Agent shall have no responsibility for the contents of any writing contemplated herein and may rely without any liability upon the contents thereof.

                  (d) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized hereby or within the rights or power conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be of the Escrow Agent's own choosing), and shall not be liable for any mistake or fact or error of judgment or for any acts or omissions of any kind unless attributable solely to its willful misconduct or gross negligence.

                  (e) Each party hereto agrees to indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder as a consequence of such party's action, and the parties agree jointly and severally to indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder that are not a consequence of any party's action, except in either case for liabilities incurred by the Escrow Agent resulting solely from its own willful misconduct or gross negligence.

                  7. Payments.

                  Any payment required to be made by the Escrow Agent to any Seller under this Escrow Agreement shall be made to such Seller's account in accordance with instructions each Seller will provide to the Escrow Agent within 14 days of the date of this Escrow Agreement.

                  8. Appointment of Agents.

                  (a) The Escrow Agent may appoint one or more agents (each, an "Agent") which shall be authorized to act on behalf of the Escrow Agent. An Agent shall have the powers and authority granted to and conferred upon it hereby and such further powers and authority to act on behalf of the Escrow Agent as may be mutually agreed upon by the Escrow Agent and Agent. Each Agent shall be acceptable to the Sellers and Buyer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia. If at any time an Agent shall cease to be eligible in accordance with the provisions of this Section, such Agent shall resign immediately in the manner and with the effect specified in this Section.

                  (b) An Agent may resign at any time by giving written notice thereof to the Escrow Agent. The Escrow Agent may at any time terminate the agency of an Agent by giving written notice thereof to such Agent and to the Sellers and Buyer.

                  9. Miscellaneous.

                  (a) This Escrow Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws thereof. The parties hereto consent to the jurisdiction of and venue in the Federal courts located in the Borough of Manhattan, in New York City.

                  (b) This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (c) This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York or Chicago, Illinois are authorized or obligated by law or executive order to be closed.

                  10. Termination. This Escrow Agreement may be terminated upon the distribution of the entire balance of the Escrow Fund pursuant to the terms hereof, or at any other time, upon the mutual written consent of Buyer, the Sellers and the Escrow Agent. Upon such termination, Buyer, the Sellers and the Escrow Agent shall be discharged from all obligations under this Escrow Agreement.

                  11. Notices. Any notice, request, instruction or other document to be given hereunder by any party (or other Person referred to herein) shall be deemed given if in writing and delivered personally or sent by facsimile (if a facsimile number for the intended recipient is provided in this Section or in a notice given as provided in this Section), by telegram, by registered or certified mail (return receipt requested) or by national courier service:

                  (a) if to the Sellers, to their respective addresses specified on Annex C hereto, with a copy to:

                               Sullivan & Cromwell
                               125 Broad Street
                               New York, New York  10004
                               Telephone:  (212) 558-4000
                               Telecopy:   (212) 558-3588
                               Attention:  Francis J. Aquila

                     (b)       if to Buyer, to:

                               Beckman Instruments, Inc.
                               2500 Harbor Boulevard
                               Fullerton, California 92834
                               Attention:  President

                               with a copy to:

                               Beckman Instruments, Inc.
                               2500 Harbor Boulevard
                               Fullerton, California 92834
                               Attention:  General Counsel
                               Fax: (714) 773-7936

                     (c)       if to the Escrow Agent, to:

                               The First National Bank of Chicago
                               One First National Plaza
                               Suite 0126
                               Chicago, IL  60670-0126
                               Attention: Corporate Trust Services Division;
                                                     Tammie Marshall
                               Fax: (312) 407-1708

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice given by mail, national courier service or telegram shall be effective when received. Any notice given by facsimile shall be effective when the appropriate facsimile answerback is received.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by Buyer, Sellers and the Escrow Agent as of the date first above written.



                                BECKMAN INSTRUMENTS, INC.


                                By: /s/    William H. May
                                   -------------------------------
                                   Name:   William H. May
                                   Title:  Vice President, General
                                           Counsel & Secretary



                                THE WALLACE H. COULTER CHARITABLE
                                REMAINDER UNITRUST UAD 5/23/97


                                By: /s/   Sue Van
                                   -------------------------------
                                   Name:  Sue Van
                                   Title: Trustee




                                THE JOSEPH R. COULTER, JR. TRUST
                                UAD 8/2/93


                                By: /s/   Laura Coulter-Jones
                                   -------------------------------
                                   Name:  Laura Coulter-Jones
                                   Title: Co-Trustee



                                By:  /s/  Joseph R. Coulter III
                                   -------------------------------
                                   Name:  Joseph R. Coulter III
                                   Title: Co-Trustee

                                THE COULTER FAMILY LIMITED
                                PARTNERSHIP


                                          By:  THE WALLACE H. COULTER TRUST
                                          UAD 8/2/93, as General Partner


                                          By: /s/   Sue Van
                                             -------------------------------
                                             Name:  Sue Van
                                             Title: Successor Trustee


                                          THE JOSEPH R. COULTER, JR. TRUST
                                          UAD 8/2/93, as General Partner


                                          By: /s/   Laura Coulter-Jones
                                             -------------------------------
                                             Name:  Laura Coulter-Jones
                                             Title: Co-Trustee


                                          By: /s/   Joseph R. Coulter III
                                             -------------------------------
                                             Name:  Joseph R. Coulter III
                                             Title: Co-Trustee

                                THE FIRST NATIONAL BANK OF CHICAGO,
                                as Escrow Agent


                                By: /s/   John R. Prendiville
                                   -------------------------------
                                   Name:  John R. Prendiville
                                   Title: Vice President

                                                                         Annex A


                                             % of
                                             Total                 Purchase             Amount
                               Number       Purchase                Price                 in
      Sellers                 of Shares      Price                 Payable              Escrow
-----------------------       ---------     --------             --------------      -------------
THE WALLACE H.
COULTER CHARITABLE
REMAINDER UNITRUST:
 - Class A Common Stock        2,250         23.35               $169,474,117        $10,271,159
 - Class B Common Stock          308                             $ 23,199,124        $ 1,406,007

THE JOSEPH R.
COULTER, JR. TRUST:
 - Class A Common Stock        2,143         19.57               $161,414,680        $ 9,782,708
 - Class B Common Stock            0                             $          0        $         0

THE COULTER FAMILY
LIMITED PARTNERSHIP:
 - Class A Common Stock       5,500          57.08               $414,270,063        $25,107,277
 - Class B Common Stock         752                              $ 56,642,016        $ 3,432,849
                              -----          -----               ------------        -----------

Subtotal      Class A -       9,893
              Class B -       1,060
                              -----

Total                        10,953         100.00               $825,000,000        $50,000,000
                             ======         ======               ============        ===========

                                                                         ANNEX B



                               FIRST CHICAGO NBD
                                  FEE SCHEDULE
                             ESCROW AGENCY SERVICES
        BECKMAN INSTRUMENTS, INC./THE COULTER FAMILY LIMITED PARTNERSHIP

-------------------------------------------------------------------------------

I.   Account Acceptance

     A fee for services in connection with the initial set-up of this escrow account will be charged as follows:

          Account Acceptance                 $2,500
          Legal Fee                          Included

     The fee covers examination and execution of an escrow agreement and all required documentation.

II.  Annual Administration

     A fee for ordinary administration of this escrow account will be charged at $2,500. The fee will be payable annually in advance for the annual period or any portion thereof.

III. Operating Services

     A.   Wire transfers                     $20.00 each

     B.   Purchase or sale of securities     $75.00 each

          There will be no transaction charge for investments made in the Pegasus Funds.

IV.  Miscellaneous

     Fees for services not specifically covered in this schedule will be assessed in amounts commensurate with the services rendered. The fees in this schedule are subject to reasonable adjustments as changes in laws, procedures, or costs of doing business demand. The costs of supplies and other out-of-pocket expenses that can be directly allocated will be added to our regular charges.

     For investments in the Pegasus Funds, First Chicago NBD and/or our affiliates may earn service fees/expenses associated with these funds as disclosed in the mutual fund prospectus.

                                                                 ANNEX C

                              ADDRESSES OF SELLERS

1.         If to the Wallace H. Coulter Charitable Remainder
           Unitrust, to:

           Sue Van
           c/o H. Randolph Williams, Esq.
           Williams & Lee LLC
           333 North Michigan Avenue
           Suite 728
           Chicago, Illinois 60601
           Fax: (312) 629-9020

2.         If to the Joseph R. Coulter, Jr. Trust, to:

           Laura G. Coulter-Jones
           1121 Starling Avenue
           Miami Springs, FL 33166

           and to:

           Joseph R. Coulter III
           260 Huntinglodge Drive
           Miami Springs, FL 33166

3.         If to the Coulter Family Limited Partnership, to:

           a)        Wallace H. Coulter Trust
                     c/o Sue Van
                     c/o H. Randolph Williams, Esq.
                     Williams & Lee LLC
                     333 North Michigan Avenue
                     Suite 728
                     Chicago, Illinois 60601
                     Fax: (312) 629-9020

           b)        Joseph R. Coulter, Jr. Trust

                     c/o Laura G. Coulter-Jones
                     1121 Starling Avenue
                     Miami Springs, FL 33166

                and to:

                     c/o Joseph R. Coulter III
                     260 Huntinglodge Drive
                     Miami Springs, FL 33166



                                      C-1